Pricing Supplement No. 3                 Rule 424(b)(2)

Dated:  October 5, 1995                  Registration No. 33-61045

(To Prospectus Dated September 1, 1995, as Supplemented by Prospectus Supplement
 Dated September 13, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series G

                                  Fixed Rate Notes

            Interest payable each April 13 and October 13 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
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$250,000,000  $249,275,000   10/11/95  10/13/98    6.000%   Salomon Brothers
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Other Terms:  CUSIP #66938FJG0
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